Exhibit 99.2
                                  ------------


THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS OR EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS. ACCORDINGLY, THIS WARRANT MAY NOT BE SOLD OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT (i) AN OPINION OF COUNSEL SATISFACTORY TO FIRST CHOICE SOLUTIONS, INC. THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS, (ii) SUCH REGISTRATION, OR (iii) UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.


                               WARRANT TO PURCHASE
                                  COMMON STOCK
                                       OF
                             BSD MEDICAL CORPORATION

                          VOID AFTER NOVEMBER 28, 2006


         This Warrant is issued to T.R. Winston & Company, LLC ("Holder") by BSD Medical Corporation, a Delaware corporation (the "Company"), on December 10, 2003 (the "Warrant Issue Date"). This Warrant is issued in connection with the Securities Purchase Agreement dated as of the date hereof between the Company and the purchasers described therein (the "Purchase Agreement"). This Warrant is intended to be an investment warrant and is not issued in connection with any services.

         1. Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to 42,980 fully paid and nonassessable shares of common stock of the Company, as constituted on the Warrant Issue Date (the "Common Stock"). The number of shares of Common Stock issuable pursuant to this Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 7 hereof.

         2. Exercise Price. The purchase price for the Shares shall be $1.80 per share, as adjusted from time to time pursuant to Section 7 hereof (the "Exercise Price").

         3. Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., Mountain Standard Time, on November 28, 2006; provided, however, that in the event of (a) the closing of the Company's sale or transfer of all or substantially all of its assets, or (b) the closing of the acquisition of the Company by another entity by means of merger, consolidation or other transaction or series of related transactions, resulting in the exchange or purchase of the outstanding shares of the Company's capital stock such that the stockholders of

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

the Company prior to such transaction own, directly or indirectly, less than 50% of the voting power of the surviving entity, this Warrant shall, on the date of such event, no longer be exercisable and become null and void. In the event of a proposed transaction of the kind described in (a) through (b) of this Section 3, the Company shall notify the Holder at least 10 days prior to the consummation of such event or transaction.

         4. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

              (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Exercise attached hereto, to the Secretary of the Company at its principal offices;

              (b) the payment to the Company of a cash amount equal to the aggregate Exercise Price for the number of Shares being purchased; and

              (c) the delivery of a subscription agreement, an investment letter or similar document acceptable to the Company demonstrating that the sale of Shares to be purchased is exempt from registration under the Securities Act of 1933, as amended, and any applicable state securities laws (unless a registration statement covering the Shares being purchased shall have been declared effective by the Securities and Exchange Commission).

         5. Certificates for Common Stock. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within 30 days of the delivery of the subscription notice.

         6. Issuance of Shares. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

         7. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

              (a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate

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

         purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

              (b) Reclassification, Reorganization, Consolidation. In case of any reclassification, capital reorganization or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 7(a) above), then, as a condition of such reclassification, reorganization, change, or consolidation lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, change, or consolidation by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, change, or consolidation. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

         8. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefore on the basis of the Exercise Price then in effect.

         9. No Stockholder Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

         10. Transfers of Warrant. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable in whole or in part by the Holder to affiliates of the Holder upon written notice to the Company. Any other transfer by the Holder shall require the written consent of the Company. Any permitted transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer.

         11. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective permitted successors and transferees.

         12. Loss or Mutilation of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and (in the case of loss, theft or destruction) or reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen or destroyed Warrant shall

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

thereupon become void. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

         13. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

         14. Notices. All notices required under this Warrant shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

         15. Attorneys' Fees. If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

         16. Captions. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

         17. Governing Law. This Warrant shall be governed by the laws of the State of Delaware as applied to agreements among Delaware residents made and to be performed entirely within the State of Delaware.

                            [Signature Page Follows]



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


         IN WITNESS WHEREOF, the Company caused this Warrant to be executed by an officer thereunto duly authorized.


                                               BSD MEDICAL CORPORATION


                                               By:  /s/ Hyrum A. Mead
                                                    ----------------------------

                                               Name:  Hyrum A. Mead
                                                      --------------------------

                                               Title:  President
                                                       -------------------------



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
                               WARRANT ASSIGNMENT


                (to be signed only upon transfer of this warrant)

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________________________ the right represented by the within
Warrant to purchase, from BSD Medical Corporation (the "Company"), shares of the Common Stock of the Company, to which the within Warrant relates and appoints _______________________________ attorney to transfer said right on the books of BSD Medical Corporation, with full power of substitution in the premises.

Dated:  _________________________


                                          Signature

______________________________________    Social Security or other Tax
                                          Identification No.

--------------------------------------

--------------------------------------
Please print present name and address

ATTEST:


_____________________________________
Name:


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

                               NOTICE OF EXERCISE


To:      BSD Medical Corporation

         The undersigned hereby elects to purchase _______________ shares of Common Stock of BSD Medical Corporation, pursuant to the terms of the attached Warrant and payment of the Exercise Price per share required under such Warrant accompanies this notice.

         The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.


                                      Name of Warrant Holder


                                      By:  _____________________________________
                                      Name:  ___________________________________
                                      Title:  __________________________________

                                      Address:

                                     -------------------------------------------
                                     -------------------------------------------
                                     -------------------------------------------

Date:
       -------------------------------------

Name in which shares should be registered:


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